UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2019

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)         Dismissal of Independent Registered Public Accounting Firm

As previously disclosed in the Form 8-K that Protective Life Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2019 (the “Initial Form 8-K”), on February 25, 2019 the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, with such dismissal to become effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2018 and the filing of the related Annual Report on Form 10-K (the “2018 Form 10-K”) with the SEC.  The Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) participated in and approved the decision to change the Company’s independent registered public accounting firm.  On March 5, 2019, when the Company filed its 2018 Form 10-K with the SEC, PwC completed its audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2018, and the Company’s engagement of PwC as its independent registered public accounting firm ended as of that date.

The reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 5, 2019, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.  During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 5, 2019, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements.  A copy of such letter, dated March 8, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b)         Engagement of new Independent Registered Public Accounting Firm

As previously disclosed in the Initial Form 8-K, on February 25, 2019 the Audit Committee approved the engagement of KPMG as the Company’s new independent registered public accounting firm, effective upon the filing of the 2018 Form 10-K with the SEC.  Accordingly, such engagement became effective immediately following the filing of the 2018 Form 10-K with the SEC on March 5, 2019.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 5, 2019, neither the Company nor anyone acting on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304); or (iii) any reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description of Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller

Dated: March 8, 2019